Exhibit 99.1

KPMG LLP	Telephone	+1 949 885 5400
Suite 700	FAX	+1 949 885 5410
20 Pacifica	Internet	www.us.kpmg.com
Irvine, CA 92618-3391

Independent Accountants’ Report

On Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re:        CPS Auto Receivables Trust 2015-C (the “Notes”)

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of automobile retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the information set forth in the Preliminary Detailed Receivables List. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative,

(“KPMG International”) a Swiss entity.

CPS Auto Receivables Trust 2015-C

August 28, 2015

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Initial Receivables” means automobile retail installment sale contracts secured by new and used automobiles, light trucks, vans, and minivans purchased by the Company.

•	The phrase “Preliminary Detailed Receivables List” means an electronic data file, prepared by the Company, detailing 8,884 Initial Receivables and their related attributes as of the close of business on August 14, 2015. We received this electronic data file from the Company on August 17, 2015.

•	The term “Sample” means 150 Initial Receivables that we randomly selected from the Preliminary Detailed Receivables List, as instructed by the Specified Parties. The Sample is attached hereto as Exhibit A.

•	The phrase “Installment Sale Contract” means a scanned copy of the legal document or documents, executed by the Obligor and maintained and supplied to us by the Company, that includes information such as the Obligor’s Name, Original Amount Financed, Original Term, Scheduled Monthly Payment Amount, Annual Percentage Rate (“APR”), Type of Vehicle Financed (“New” or “Used”), Vehicle Make and Vehicle Model. We make no representation regarding the accuracy of the scanning process or the execution of the Installment Sale Contract by the Obligor.

•	The term “Obligor” means the borrower(s) stated on the Installment Sale Contract.

•	The phrase “Receivable File” means any file containing some or all of the following documents: Installment Sale Contract, Addendum to the Installment Sale Contract, Retail Installment Sale Contract Simple Interest Finance Change letter, Certificate of Title, Application for Title or Dealer Guarantee of Title Delivery, Application for Registration, Dealer’s Report of Sale, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and Credit Application. The Receivable File, maintained and furnished to us by the Company, was represented to be a copy of the original Receivable File scanned by the Company into its computer system. The scanned copy was either printed from the Company’s computer system or viewed on one of the Company’s computer terminals. We make no representation regarding the accuracy of the scanning process.

I.	THE SAMPLE

At the request of the Specified Parties, we performed the following procedures with respect to the Sample. For each Initial Receivable in the Sample, we performed the specific procedures listed using the respective Receivable File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Preliminary Detailed Receivables List to the Receivable File for each of the attributes identified constituted an exception.

1.	We compared the Obligor’s Name per the Preliminary Detailed Receivables List to the Obligor’s Name appearing on the Installment Sale Contract.

CPS Auto Receivables Trust 2015-C

August 28, 2015

2.	We entered the Receivable Number from the Preliminary Detailed Receivables List into one of the Company’s computer terminals and compared the Receivable Number to the corresponding Receivable File.
3.	We compared the Contract Date and Original Term per the Preliminary Detailed Receivables List to the corresponding information in the Installment Sale Contract or the Addendum to the Installment Sale Contract.
4.	We compared the Original Amount Financed per the Preliminary Detailed Receivables List to the corresponding information appearing on the Installment Sale Contract or the Addendum to the Installment Sale Contract.
5.	We compared the Scheduled Monthly Payment Amount per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract, the Addendum to the Installment Sale Contract, or the Retail Installment Sale Contract Simple Interest Finance Change letter (as applicable). For purposes of this procedure, the Specified Parties instructed us to deem the Scheduled Monthly Payment Amount to be in agreement if the difference was not greater than $0.01.
6.	We compared the APR per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract, the Addendum to the Installment Sale Contract, or the Retail Installment Sale Contract Simple Interest Finance Change letter (as applicable). For purposes of this procedure, the Specified Parties instructed us to deem the APR to be in agreement if the difference was not greater than 0.01%.
7.	We compared the Type of Vehicle Financed (“New” or “Used”) per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract or the Addendum to the Installment Sale Contract. As instructed by the Company, an entry of “C” in the Vehicle Type field (VLNEWU) in the Preliminary Detailed Receivables List represented “Used.”
8.	We compared the Vehicle Make per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract or the Addendum to the Installment Sale Contract.
9.	We compared the Vehicle Model per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract or Addendum to the Installment Sale Contract.
10.	We observed the presence of an original or photocopy of a Certificate of Title, Application for Title or Dealer Guarantee of Title Delivery, Application for Registration or Dealer’s Report of Sale (each, a “Title Document”) in the Receivable File and noted that the Company’s name (“CPS, Inc.” or “Consumer Portfolio Services”) appeared in the security interest section of the Title Document. We make no representation regarding the validity of the evidence of title.
11.	We observed the presence of an original or a photocopy of an Agreement to Provide Insurance Form or an Insurance Verification Form in the Receivable File. In the event an Agreement to Provide Insurance Form or an Insurance Verification Form was not found, the Specified Parties instructed us to view a screenshot from the Company’s Insurance Verification system. We noted an insurance company name or a policy number on the Agreement to Provide Insurance Form, Insurance Verification Form, or screenshot from the Company’s Insurance Verification system. We make no representation regarding the validity or enforceability of the Agreement to Provide Insurance or Insurance Verification Form or the authenticity of the screenshots from the Company’s Insurance Verification system.

CPS Auto Receivables Trust 2015-C

August 28, 2015

12.	We observed the presence of an original or photocopy of a signed Credit Application in the Receivable File. We make no representation regarding the completeness of the Credit Application or the authenticity of the signature(s) on the Credit Application.

The information regarding the Sample was found to be in agreement with the respective information in the Receivable File, except as noted in Exhibit B.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Preliminary Detailed Receivables List. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Preliminary Detailed Receivables List, or provided by the Company, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Initial Receivables in the Sample or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Preliminary Detailed Receivable List, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Initial Receivables in the Sample to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Initial Receivables in the Sample being securitized, (iii) the compliance of the originator of the Initial Receivables in the Sample with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Initial Receivables in the Sample that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Consumer Portfolio Services, Inc. and Citigroup Global Markets Inc. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

August 28, 2015